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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2008

                              AETHLON MEDICAL, INC.
               (Exact name of Registrant as specified in charter)


          NEVADA                      000-21846                13-3632859
----------------------------     -----------------------   -------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                         Identification Number)

                       3030 Bunker Hill Street, Suite 4000

                           SAN DIEGO, CALIFORNIA 92109
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (858) 459-7800

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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FORWARD LOOKING STATEMENTS

         This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate, "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 8.01  OTHER EVENTS

         On July 31, 2008, Richard H. Tulis, acquired 468,750 shares of common stock at the closing market price of $0.32 per share in exchange for forgiveness of debt. Dr. Tullis is Vice President, Chief Science Officer and is a Director of the Company. The debt was incurred in prior years and related to salary and expenses. The conversion was memorialized in a letter agreement with the Company and approved by the Board of Directors, dated July 31, 2008. These securities were issued in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS

ITEM NO.       DESCRIPTION

10.1           Letter agreement between Aethlon Medical, Inc. and Richard H.
               Tullis





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 4, 2008

                                              AETHLON MEDICAL, INC.

                                              By:  /s/ James A. Joyce
                                                  -----------------------------
                                                  James A. Joyce
                                                  Chief Executive Office